PROSPECTUS SUPPLEMENT

May 1, 2020

For

Executive Benefits VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2019 for Executive Benefits VUL issued through The Guardian Separate Account N;

Please Note: All supplements dated prior to May 1, 20201 for this product are superseded and replaced by this supplement and need no longer be retained for future reference. Any information that is still relevant from any superseded supplement will be reiterated herein plus any additional information as of the date hereof. Please keep this supplement for future reference until replaced or superseded.

Effective June 1, 2020:

References in the prospectus to our Customer Service Office are replaced with the following:

Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg. A

El Paso, TX 79932

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Special provisions regarding certain policyowner information. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports, for funds underlying the Policies, will no longer be sent by mail. We will instead mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report. You may instead elect to continue to receive all future shareholder reports in paper free of charge. If you wish to continue to receive paper copies of your shareholder reports please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You may also request paper copies of the shareholder reports at any time by calling the same number.

[1]	The list of superseded supplements is as follows: January 1, 2020.

VARIABLE INVESTMENT OPTION INFORMATION

The information below regarding your allocation options replaces the information contained in the most recent prospectus for your policy, and any supplements thereto, beginning with the section entitled “Investment objectives and policies of the funds” beginning on page 26 through “Addition, deletion or substitution of funds” ending on page 52.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund. The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative.

You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges before investing, and keep them for future reference. None of the funds is affiliated with GIAC.

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
AB VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital.	Invests in equities of developed and emerging-market companies, diversified across industries, including both newer companies and well-known, established companies of all market caps. Normally holds equities of 60-80 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Growth and Income Portfolio (Class B)	Long-term growth of capital.	Invests primarily in U.S. stocks, although it may invest in non-U.S. securities. Invests in companies of any size and in any industry. Normally holds equities of approximately 60-90 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital.	Invests primarily in large-cap US stocks, although it may invest in non-US securities. Normally holds equities of 50-70 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

2

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Alger Capital Appreciation Portfolio (Class S)	Long-term capital appreciation.	Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. The Portfolio’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. The Portfolio can leverage, that is, borrow money to buy additional securities. The Portfolio may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.	Fred Alger Management, Inc. 360 Park Avenue South New York, NY 10010
Morningstar Balanced ETF Asset Allocation Portfolio (Class II)	Seeks to provide investors with capital appreciation and some current income.	The Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 25-55% of such allocation in Fixed-Income Underlying ETFs and 45-75% of such allocation in Non-Fixed Income Underlying ETFs.	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Morningstar Investment Management, LLC 22 W. Washington Street Chicago, IL 60602

3

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Morningstar Growth ETF Asset Allocation Portfolio (Class II)	Seeks to provide investors with capital appreciation.	The Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 5-35% of such allocation in Fixed-Income Underlying ETFs and 65-95% of such allocation in Non-Fixed Income Underlying ETFs.	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Morningstar Investment Management, LLC 22 W. Washington Street Chicago, IL 60602
Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II)	Seeks to provide investors with current income and capital appreciation.	The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 45-75% of such allocation in Fixed-Income Underlying ETFs and 25-55% of such allocation in Non-Fixed Income Underlying ETFs.	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Morningstar Investment Management, LLC 22 W. Washington Street Chicago, IL 60602

4

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
American Century VP Capital Appreciation Fund (Class I Shares)	Capital growth.	The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase. Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
American Century VP Mid Cap Value Fund (Class I Shares)	Long-term capital growth with income as secondary objective.	The fund invests at least 80% of its assets in medium size companies. The fund considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	Equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world.	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809
ClearBridge Variable Appreciation Portfolio (Class II)	Seeks long-term appreciation of capital.	The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in equity securities of foreign issuers.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018

ClearBridge Investments, LLC

620 8th Avenue

New York, NY 10018

(Western Asset Management Company manages the portion of the fund’s cash and short term investments allocated to it

385 East Colorado Boulevard

Pasadena, CA 91101)

ClearBridge Variable Mid Cap Portfolio (Class II)	Seeks long-term growth of capital.	Normally, the fund invests at least 80% of its net assets, plus borrowing for investment purposes, if any, in equity securities or other investments with similar economic characteristics of medium capitalization companies. The fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The fund may invest up to 25% of its net assets in foreign securities.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018

ClearBridge Investments, LLC

620 8th Avenue

New York, NY 10018

(Western Asset Management Company manages the portion of the fund’s cash and short term investments allocated to it

385 East Colorado Boulevard

Pasadena, CA 91101)

5

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
ClearBridge Variable Small Cap Growth Portfolio (Class II)	Seeks long-term growth of capital.	Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The portfolio managers use a growth-oriented investment style that emphasizes small U.S. companies.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018

ClearBridge Investments, LLC

620 8th Avenue

New York, NY 10018

(Western Asset Management Company manages the portion of the fund’s cash and short term investments allocated to it

385 East Colorado Boulevard

Pasadena, CA 91101)

Davis Financial Portfolio	Long-term growth of capital.	Davis Financial Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers- NY, Inc. 620 Fifth Av., 3d fl. New York, NY 10020
Davis Real Estate Portfolio	Total return through a combination of growth and income.	Davis Real Estate Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers- NY, Inc. 620 Fifth Av., 3d fl. New York, NY 10020
Davis Value Portfolio	Long-term growth of capital.	Davis Value Portfolio invests principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers- NY, Inc. 620 Fifth Av., 3d fl. New York, NY 10020
Delaware VIP Diversified Income Series (Service Class)	Seeks maximum long-term total return, consistent with reasonable risk.	The Series allocates its investments principally among the following four sectors of the fixed income securities market: the U.S. investment grade sector, the U.S. high yield sector; the international developed markets sector; and the emerging markets sector. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 25% of the Series’ total assets. Under	Delaware Management Company, a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. 2005 Market Street Philadelphia, PA 19103

6

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
normal circumstances, between 5% and 50% of the Series’ total assets will be allocated to the U.S. high yield sector. The Series will limit its investments in foreign securities to no more than 50% of its total assets, but total non-U.S. dollar currency will be limited, in the aggregate, to 25% of its net assets.
Delaware VIP Emerging Markets Series (Service Class)	Seeks long-term capital appreciation.	The Series may invest in a broad range of equity securities, including common or ordinary stocks, preferred stocks, and securities convertible into common or ordinary stocks. The Series may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Series may invest in securities issued in any currency and may hold foreign currency. The Series invests primarily in equity securities of issuers from emerging foreign countries. These countries are generally recognized to be an emerging or developing country by the international financial community.	Delaware Management Company, a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. 2005 Market Street Philadelphia, PA 19103
Delaware VIP Limited-Term Diversified Income Series (Service Class)	Seeks maximum total return, consistent with reasonable risk.	Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities. The Series may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Series may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities, which	Delaware Management Company, a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. 2005 Market Street Philadelphia, PA 19103

7

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
have been established or are sponsored by the U.S. government. The Series may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. The Series may also invest up to 20% of its net assets in below-investment-grade securities (commonly known as high yield or “junk bonds”).
Fidelity VIP Contrafund® Portfolio (Service Class 2)	The fund seeks long-term capital appreciation.

• Normally investing primarily in common stocks.

• Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public.

• Investing in domestic and foreign issuers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Freedom 2020 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

• Investing primarily in a combination of Fidelity® domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds). Allocating assets according to a neutral asset allocation strategy that adjusts over time until it reaches an allocation similar to that of the VIP Freedom Income PortfolioSM, approximately 10 to 19 years after the year 2030. FMR Co., Inc. (the Adviser) may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders. Buying and selling futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

8

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address

invested, or facilitate asset allocation. The Adviser under normal market conditions, will make investments that are consistent with seeking high total return for several years beyond the fund’s target retirement date in an effort to achieve the fund’s overall investment objective.

The Adviser may use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser’s market outlook, which is primarily focused on the intermediate term. The Advisor may also make active asset allocations within other asset classes (such as commodities, high yield debt, floating rate debt, real estate debt, international debt, and emerging markets debt) from 0%-10% of the fund’s total assets individually, but no more than 25% in aggregate within those other asset classes.

• Designed for investors who anticipate retiring in or within a few years of 2020 (target retirement date) at or around age 65.

Fidelity VIP Freedom 2030 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

• Investing primarily in a combination of Fidelity® domestic equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds). Allocating assets according to a neutral asset allocation strategy that adjusts over time until it reaches an allocation similar to that of the VIP Freedom Income PortfolioSM, approximately 10 to 19 years after the year 2030. FMR Co., Inc. (the Adviser) may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders. Buying and selling futures contracts (both long and short positions) in an effort to manage cash

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

9

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address

flows efficiently, remain fully invested, or facilitate asset allocation. The Adviser under normal market conditions, will make investments that are consistent with seeking high total return for several years beyond the fund’s target retirement date in an effort to achieve the fund’s overall investment objective.

The Adviser under normal market conditions will use an active asset allocation strategy to increase or decrease neutral asset class exposures by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser’s market outlook, which is primarily focused on the intermediate term. The Adviser may also make active asset allocations within other asset classes (such as commodities, high yield debt, floating rate debt, real estate debt, international debt, and emerging markets debt) from 0%-10% of the fund’s total assets individually, but no more than 25% in aggregate within those other asset classes.

• Designed for investors who anticipate retiring in or within a few years of 2030 (target retirement date) at or around age 65.

Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

• Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).

• Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054

*	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

10

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
• Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.
Fidelity VIP High Income Portfolio (Service Class 2)	The fund seeks a high level of current income, while also considering growth of capital.

• Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

• Potentially investing in non-income producing securities, including defaulted securities and common stocks.

• Investing in companies in troubled or uncertain financial condition.

• Investing in domestic and foreign issuers.

• Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Mid Cap Portfolio (Service Class 2)	The fund seeks long-term growth of capital.

• Normally investing primarily in common stocks.

• Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index).

• Potentially investing in companies with smaller or larger market capitalizations.

• Investing in domestic and foreign issuers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

11

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Franklin Mutual Shares VIP Fund (Class 2 Shares)	Seeks capital appreciation, with income as a secondary goal.	Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078
Franklin Small Cap Value VIP Fund (Class 2 Shares)	Seeks long-term total return.	Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective.	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.	Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1422
Invesco Oppenheimer V.I. Global Fund (Series II)	The Fund seeks capital appreciation.	The Fund mainly invests in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes its investment in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in large-cap companies.	Invesco Advisers, Inc. 1555 Peachtree St, N.E. Atlanta, GA 30309
Invesco V.I. Core Equity Fund (Series II)	Long-term growth of capital.	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Government Securities Fund (Series II)	Total return, comprised of current income and capital appreciation.	The Fund invests, under normal circumstance, at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. government or its	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

12

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
agencies, instrumentalities or sponsored corporations, and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Growth and Income Fund (Series II)	Seek long term growth of capital and income.	Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Managed Volatility Fund (Series II)	Both capital appreciation and current income while managing portfolio volatility.	The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Mid Cap Core Equity Fund (Series II)	Long-term growth of capital.	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies and in derivatives and other instruments that have economic characteristics similar to such securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Ivy VIP Small Cap Growth (Class II)	To seek to provide growth of capital.	Ivy VIP Small Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of June 30, 2019 (the quarter-end closest to the Index’s rebalancing), this range of market capitalizations was between approximately $19.84 million and $10.34 billion. The Portfolio emphasizes smaller companies positioned in new or emerging industries where IICO believes there is opportunity for higher growth than in established companies or industries.	Ivy Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217

13

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
The Portfolio’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs). IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth. Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. IICO also may sell a security to reduce the Portfolio’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

14

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Henderson Balanced Portfolio (Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. The Portfolio’s fixed-income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, non-U.S. government securities, mortgage-backed securities and other mortgage-related products, and short-term securities. In addition, the Portfolio may invest up to 35% of its nets assets in high-yield/high-risk bonds, also known as “junk” bonds. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use futures, including Treasury futures, to hedge the Portfolio’s interest rate exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

15

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Henderson Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real-estate related companies, including real estate investment trusts.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Forty Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, but will invest primarily in larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Global Research Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

16

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
the world, excluding the United States. The Portfolio may have significant exposure to emerging markets. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World IndexSM, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the Portfolio’s benchmark index. The Portfolio may also invest in foreign equity securities.
Janus Henderson Research Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total as determined at the time of the loan origination.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Henderson Mid Cap Value Portfolio (Service Shares)	Seeks capital appreciation.	The Portfolio pursues its investment objective by investing primarily in common stocks of mid-sized companies whose stock prices are believed to be undervalued by the Portfolio’s portfolio managers. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606

17

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio may invest up to 20% of its net assets in cash or similar investments.
MFS® Growth Series (Service Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with large capitalizations, but may invest in companies of any size. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Research Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. The fund may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Primarily invests in companies with large capitalizations, but may invest in companies of any size. In conjunction with a team of investment research analysts, sector leaders select investments for the fund. The fund may invest in foreign securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Strategic Income Portfolio (Service Class)	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Normally invests primarily in a broad range of debt instruments issued by U.S. and foreign corporate, government, and other entities, including below investment grade quality debt instruments and debt instruments of issuers located in emerging market countries. Focuses on investing in corporate bonds, mortgage-backed securities, and other securitized instruments, U.S. Government securities, and debt instruments of issuers	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

18

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
located in emerging market countries. MFS may invest the fund’s assets in other mutual funds advised by MFS that invest in particular investment types rather than investing directly in such investments. The fund may also invest its assets in equity securities. May invest up to 100% of its assets in below investment grade quality debt instruments. MFS normally invests the fund’s assets across different countries and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single country or region. While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS® Total Return Series (Service Class)	Seeks total return.	The fund invests in a combination of equity securities and debt instruments. MFS generally invests approximately 60% of the fund’s assets in equity securities and approximately 40% of the fund’s assets in debt instruments. These weightings do not reflect the fund’s cash balance and can vary over time due to market movements and cash flows. Of the fund’s investments in equity securities, MFS focuses on investing the fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). MFS normally invests a portion of the Fund’s assets in income-producing equity securities. Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments. The fund may invest in foreign securities. While the fund may invest the equity portion of the	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

19

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
fund’s assets in companies of any size, it primarily invests in companies with large capitalizations. MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.
PIMCO Real Return Portfolio (Advisor Class)	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.	PIMCO 650 Newport Center Drive Newport Beach, CA 92660
PIMCO Total Return Portfolio (Advisor Class)	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.	PIMCO 650 Newport Center Drive Newport Beach, CA 92660
Templeton Foreign VIP Fund (Class 2 Shares)	Seeks long-term capital growth.	Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside of the U.S., including those of emerging markets.	Templeton Investment Counsel, LLC 300 S.E. 2nd Street Fort Lauderdale, FL 33301

20

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Templeton Global Bond VIP Fund (Class 2 Shares)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity.	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
Templeton Growth VIP Fund (Class 2 Shares)	Seeks long-term capital growth.	Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Global Advisers Limited Lyford Cay Nassau, Bahamas
Victory Sophus Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, an emerging market country is one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. Also for purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Victory High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004

21

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the investment team to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, and loans. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.
Victory RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Victory INCORE Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

22

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).
Victory RS Large Cap Alpha VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Victory INCORE Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Normally invests at least 80% of its net assets in debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Victory 500 Index VIP Series (formerly Victory S&P 500 Index VIP Series)	To match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.

The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in the Victory US Large Cap 500 Index (“Index”). The Index is an unmanaged market-cap weighted index created by the Adviser and maintained and published by Wilshire Associates Inc. that consists of the largest 500 securities within the Wilshire 5000

Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144

23

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Total market Index (“Parent Index”). The Parent Index measures the performance of all U.S. equity securities with readily available price data. The Index is rebalanced semi-annually. The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund may exclude or remove a security that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.
Victory RS Small Cap Growth Equity VIP Series	Long-term capital growth.	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Wells Fargo VT International Equity Fund (Class II)	Seeks long-term capital appreciation.	Normally invest at least 80% of its net assets in equity securities of foreign issuers and may purchase up to 30% of the fund’s total assets in emerging market equity securities.	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105	Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105

Some of these funds may not be available in your state.

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

24

Payments we receive

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”), for administration, distribution or other services (e.g., record-keeping) provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees, which could lead to better overall investment performance.

As of December 31, 2019, all fund families (or their affiliated entities) pay us some form of compensation every year for administration, distribution, or other services. All fund families, except Janus, pay us compensation ranging from 0.05% to 0.35% (excluding distribution) of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 (distribution) fees from all of the funds, except those from the American Century, Davis, Gabelli, and Victory fund families. Currently, the amount of 12b-1fees is 0.25% of the average daily net assets that are invested in the variable investment options. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments, Rule 12b-1 fees and record keeping fees did not exceed 0.35%, 0.25%, and 0.05%, respectively, in 2018. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including (i) payment of expenses that we and/or our affiliates incur in promoting, marketing and administering the Policies, and, (ii) payment of the expenses that we incur in our role as intermediary in promoting, marketing and administering the Funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the Victory High Yield VIP Series because our affiliates receive compensation from the underlying mutual fund for investment advisory services to that fund. Thus, our affiliates receive more revenue with respect to that underlying mutual fund than from underlying mutual funds with unaffiliated advisors.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

The following information contained in previous supplements that have been superseded by this supplement remains applicable to the prospectus.

As of January 1, 2020:

Effective December 31, 2019, Park Avenue Securities LLC, the distributor of the variable policies listed above, is a wholly owned subsidiary of The Guardian Life Insurance Company of America.

As of December 8, 2019:

As of January 1, 2020, the policy may no longer be purchased to insure additional employees. It can only be purchased by existing policyowners as additional coverage for existing employees

Except as set forth herein, all other provisions of the prospectus(es) noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT

PROSPECTUS AVAILABLE FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE

PROSPECTUS FOR FUTURE REFERENCE.

25